Exhibit 10.2


[MERRILL LYNCH LOGO]                                 COLLATERAL INSTALLMENT NOTE
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$1,498,808.00                                                       June 6, 2002

                          COLLATERAL INSTALLMENT NOTE

FOR VALUE RECEIVED, SEL-LEB MARKETING, INC., a corporation organized and existing under the laws of the State of New York ("Customer") hereby promises to pay to the order of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware ("MLBFS"), in lawful money of the United States, the principal sum of One Million Four Hundred Ninety-Eight Thousand Eight Hundred Eight And 00/100 Dollars ($1,498,808.00), or if more or less, the aggregate amount advanced by MLBFS to Customer pursuant to the Loan Agreement (the "Loan Amount"); together with interest on the unpaid balance of the Loan Amount, from the Closing Date until payment, at the Interest Rate, as follows:

1. DEFINITIONS.

(a) In addition to terms defined elsewhere in this Note, as used herein, the following terms shall have the following meanings:

(i) "Closing Date" shall mean the date of advancement of funds hereunder.

(ii) "Excess Interest" shall mean any amount or rate of interest (including the Default Rate and, to the extent that they may be deemed to constitute interest, any prepayment fees, late charges and other fees and charges) payable, charged or received in connection with any of the Loan Documents which exceeds the maximum amount or rate of interest permitted under applicable law.

(iii)  "Interest  Rate" shall mean a variable per annum rate equal to the sum of
(i) 2.75% per annum, and (ii) the interest rate from time to time published in the "Money Rates" section of THE WALL STREET JOURNAL as the one-month London Interbank Offered Rate (the "One-Month LIBOR"). Notwithstanding anything to the contrary, if more than one rate is so published, then the interest rate shall be the highest of such published rates. The Interest Rate will change as of the date of publication in THE WALL STREET JOURNAL of a One-Month LIBOR that is different from that published on the preceding Business Day. In the event that THE WALL STREET JOURNAL shall, for any reason, fail or cease to publish the One-Month LIBOR, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(iv) "Loan Agreement" shall mean that certain TERM LOAN AND SECURITY AGREEMENT dated as of the date hereof between Customer and MLBFS, as the same may have been or may hereafter be amended or supplemented.

(v) "Note" shall mean this COLLATERAL INSTALLMENT NOTE.

(b) Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement. Without limiting the foregoing, the terms "Loan Documents", "Bankruptcy Event" and "Event of Default" shall have the respective meanings set forth in the Loan Agreement.

2. PAYMENT AND OTHER TERMS. Customer shall pay the indebtedness under this Note in 36 consecutive monthly installments commencing on the first day of the second calendar month following the Closing Date and continuing on the first day of each calendar month thereafter until this Note shall be paid in full. Each such installment in an amount equal to the sum of (i) accrued interest, and (ii)
1/36th of the Loan Amount (with the first such installment including interest accrued from the date of funding).

Each payment received hereunder shall be applied FIRST to any fees and expenses of MLBFS payable by Customer under the terms of the Loan Agreement (including, without limitation, late charges), NEXT to accrued interest at the Interest Rate, WITH THE BALANCE applied on account of the unpaid principal hereof, or in such other manner as the holder hereof may hereinafter determine from time to time for the allocation of such payments thereof. Any part of the principal hereof or interest hereon or other sums payable hereunder or under the Loan
Agreement not paid within ten (10) days of the applicable due date shall be subject to a late charge equal to the lesser of (i) 5% of the overdue amount, or
(ii) the maximum amount permitted by law. All interest shall be computed on the basis of actual days elapsed over a 360-day year. All sums payable hereunder shall be payable at 2356 Collections Center Drive, Chicago, Illinois 60693, or at such other place or places as the holder hereof may from time to time appoint in writing.

Customer may prepay this Note at any time in whole or in part without premium or penalty. Any partial prepayment shall be applied to installments of the Loan Amount in inverse order of maturity.

This Note is the Collateral Installment Note referred to in, and is entitled to all of the benefits of the Loan Agreement and any Loan Documents. If Customer shall fail to pay when due any installment or other sum due hereunder, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by the holder hereof to Customer, or if any other Event of Default shall have occurred and be continuing, then at the option of the holder hereof (or, upon the occurrence of any Bankruptcy Event, automatically, without any action on the part of the holder hereof), and in addition to all other rights and remedies available to such holder under the Loan Agreement, any Loan Documents, and otherwise, the entire Loan Amount at such time remaining unpaid, together with accrued interest thereon and all other sums then owing by Customer under the Loan Agreement, may be declared to be and thereby become immediately due and payable.

It is expressly understood, however, that nothing contained in the Loan Agreement, any other agreement, instrument or document executed by Customer, or otherwise, shall affect or impair the right, which is unconditional and absolute, of the holder hereof to enforce payment of all sums due under this Note at or after maturity, whether by acceleration or otherwise, or shall affect the obligation of Customer, which is also unconditional and absolute, to pay the sums payable under this Note in accordance with its terms. Except as otherwise expressly set forth herein or in the Loan Agreement, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this Note.

Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note. Notwithstanding any provision to the contrary in this Note, the Loan Agreement or any of the Loan Documents, no provision of this Note, the Loan Agreement or any of the Loan Documents shall require the payment or permit the collection of any Excess Interest. Notwithstanding any provision to the contrary in any of the Loan Documents, no provision of the Loan Documents shall require the payment or permit the collection of Excess Interest. If any Excess Interest is provided for, or is adjudicated as being provided for, in this Note, the Loan Agreement or any of the Loan Documents, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) If any Excess Interest is provided for, or is adjudicated as being provided for, in, then: (i) Customer shall not be obligated to pay any Excess Interest; and (ii) any Excess Interest that MLBFS may have received under any of the Loan Documents shall, at the option of MLBFS, be applied as a credit against the then unpaid principal balance of this Note, or accrued interest hereon not to exceed the maximum amount permitted by law or refunded to the payor thereof.

Upon the occurrence and during the continuance of any Default, but without limiting the rights and remedies otherwise available to MLBFS hereunder or waiving such Default, the interest payable by Customer hereunder shall at the option of MLBFS accrue and be payable at the Default Rate. The Default Rate, once implemented, shall continue to apply to the Obligations under this Note, the Loan Agreement or any of the Loan Documents and be payable by Customer until the date MLBFS gives written notice (which shall not be unreasonably delayed or withheld) that such Default has been cured to the satisfaction of MLBFS.

This Note shall be construed in accordance with the laws of the State of Illinois and may be enforced by the holder hereof in any jurisdiction in which the Loan Agreement may be enforced.

IN WITNESS WHEREOF, this Note has been executed by Customer as of the day and year first above written.

SEL-LEB MARKETING, INC.



By:  /s/HAL MARKOWITZ
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              Signature (1)                     Signature (2)

     Hal Markowitz
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              Printed Name                      Printed Name

     Chairman
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              Title                             Title